                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 19, 1996
                                                           -------------



                            ACCUSTAFF INCORPORATED
                            ----------------------
                           (Exact name of registrant
                         as specified in its charter)



   Florida                     0-24484                       59-3116655
- -----------------            -----------                 ------------------
(State or other              (Commission                 (I.R.S. Employer
jurisdiction of              File Number)                Identification No.)
incorporation)



6440 Atlantic Boulevard, Jacksonville, FL                    32211
- -----------------------------------------                   -------
(Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code:  (904) 725-5574
                                                           --------------



                                       N/A
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On June 19, 1996, pursuant to an Agreement and Plan of Merger dated the same date (the "Agreement") AccuStaff Incorporated ("AccuStaff") acquired by merger all of the issued and outstanding stock of The McKinley Group, Inc. and MGI Services, Inc. (collectively, "McKinley") from James J. Wayland, Jr., Gary
B. Wayland and Edward D. Wayland in exchange for 1,857,150 shares of AccuStaff common stock (the "Acquisition"). The Acquisition will be accounted for as a pooling of interests.

          McKinley provides information technology staffing services from two offices located in Front Royal, Virginia and Atlanta, Georgia. McKinley had revenues in excess of $15.9 million for the eight months ended May 31, 1996, based on McKinley's unaudited internally prepared financial information. As of May 31, 1996 based on McKinley's internally prepared unaudited financial information, total assets were approximately $6.7 million (predominantly cash of approximately $1.7 million and accounts receivable of approximately $4.2 million) and total liabilities were approximately $983,000 (predominantly accrued wages payable of approximately $744,000). McKinley will continue to operate as a wholly owned subsidiary of AccuStaff as part of the Professional Services division.

          James J. Wayland will remain with McKinley as President and has entered into an Employment Agreement with McKinley under which he will remain employed by McKinley through June 19, 1998, unless terminated earlier in accordance with the terms of the Employment Agreement. Also pursuant to the Agreement, Gary B. Wayland, Edward D. Wayland and James J. Wayland each entered into Non-Competition Agreements with McKinley under which they are prohibited from, among other things, competing with McKinley until June 19, 1999.

          None of the shareholders of McKinley owned any shares of AccuStaff common stock as of the date of the Agreement. None of the directors and executive officers of AccuStaff owned any McKinley stock as of the date of the Agreement.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impractical to provide the required financial statements for McKinley at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (B) PRO FORMA FINANCIAL INFORMATION.

         It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (C)  EXHIBITS.

         2.1 Agreement and Plan of Merger by and among AccuStaff Incorporated, AccuStaff Merger Corp., AccuStaff Merger Subsidiary, Inc., The McKinley Group, Inc., MGI Services, Inc. and the shareholders of The McKinley Group, Inc. and MGI Services, Inc. dated as of June 19, 1996 (without schedules)/1/.


         99.1  Press Release dated June 18, 1996.

         99.2  Press Release dated June 20, 1996.

- -----------
/1/ AccuStaff shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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

                       SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACCUSTAFF INCORPORATED



                                    By:  /s/ Derek E. Dewan
                                       ------------------------------
                                         Derek E. Dewan
                                         President and Chief
                                         Executive Officer


Dated: July 2, 1996
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                                       4
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                                 EXHIBIT INDEX


                                                                            PAGE
                                                                            ----


2.1. Agreement and Plan of Merger among AccuStaff Incorporated,
     AccuStaff Merger Corp., AccuStaff Merger Subsidiary, Inc.,
     The McKinley Group, Inc., MGI Services, Inc. and the shareholders of The McKinley Group, Inc. and MGI Services, Inc. dated as of
     June 19, 1996( without schedules).....................................

99.1 Press Release dated June 18, 1996.....................................

99.2 Press Release dated June 20,1996......................................

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